Exhibit 99.2

1 First Quarter 2019 Earnings Conference Call First Quarter 2019 Earnings Conference Call May 8, 2019

2 First Quarter 2019 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 8, 2019. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-20 of our 2018 Form 10-K filed on March 4, 2019 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 First Quarter 2019 Earnings Conference Call Opening Remarks • Recap of Matson’s 1Q19 results: – Ocean Transportation came in as expected – positive and negative YoY factors • Strong demand in China • Steady performance in SSAT • Significant weather-related issues that primarily impacted our Hawaii service – Stronger-than-expected quarter for Logistics • All service lines performed well • FY 2019 Outlook: – Maintains Ocean Transportation outlook – Raises Logistics outlook

4 First Quarter 2019 Earnings Conference Call Current Priorities Priority Commentary Complete Hawaii service fleet renewal • Kaimana Hila was delivered on March 28th and placed in service on April 18th • Lurline delivery on track for Q4 2019 • Daniel K. Inouye performing well Upgrade Sand Island terminal • The three new gantry cranes arrived at the terminal in April • Other infrastructure work in Phase I progressing well Prepare for IMO 2020 • First of three CLX vessels to get scrubbers is in dry-dock • Board approved scrubbers on three additional vessels De-lever the balance sheet beginning in 2020 • 1Q19 leverage covenant level below 3.0x • Cash flow remains strong Organic growth opportunities • Build upon Pacific hub and U.S. West Cost operations • Niche opportunities in Logistics • Additional terminal in SSAT portfolio

5 First Quarter 2019 Earnings Conference Call New Arrivals April was busy with the Kaimana Hila entering service and the new gantry cranes arriving at the Sand Island terminal. Kaimana Hila entering the Port of Seattle. New gantry cranes for Sand Island terminal.

6 First Quarter 2019 Earnings Conference Call Update on IMO 2020 Strategy Matson will be 100% compliant with IMO 2020 guidelines. • Commenced dry-dock and installation of scrubber on the first of three CLX vessels – Expect two of three CLX vessels to be back in service with scrubbers by year end – Expect third CLX vessel to be in dry-dock at year end • Board has approved the installation of three additional scrubbers (two of the remaining CLX vessels and Maunalei) – Expect the installation on all three vessels to be complete by the end of 2020 – Scrubber on Maunalei will allow it to operate as a reserve vessel for the CLX and Alaska services – Cost per scrubber installation is approximately $10 million

7 First Quarter 2019 Earnings Conference Call Hawaii Service First Quarter 2019 Performance • Container volume declined 2.2% YoY – One less WB sailing – Weather-related impacts • Flattish container market environment • Hawaii economy showing modest growth; some softening economic factors – Construction activity holding steady Container Volume (FEU Basis) 30,000 32,000 34,000 36,000 38,000 40,000 Q1 Q2 Q3 Q4 2018 2019 Full Year 2019 Outlook • Expect volume to approximate the level achieved in 2018, reflecting modest economic growth and stable market share

8 First Quarter 2019 Earnings Conference Call Hawaii Economic Indicators Real GDP Growth Construction Jobs Growth Real Building Permits Growth “The construction industry has now settled on a plateau. Last year’s 21% expansion of total permits, as well as anticipated gains for the next two years, will support a continuing high level of industry activity. Support will come from resort, residential, and public-sector projects.” – UHERO, May 3, 2019 Hawaii’s economic growth has slowed, but most economic indicators remain favorable for continued growth. Source: https://uhero.hawaii.edu/assets/19Q2_StateUpdate_Public.pdf

9 First Quarter 2019 Earnings Conference Call China Expedited Service (CLX) First Quarter 2019 Performance • Container volume increased 16.0% YoY – One additional sailing – Stronger volume post Lunar New Year • Continued to realize a sizeable rate premium Container Volume (FEU Basis) Full Year 2019 Outlook • Expect volatility in transpacific capacity as it adjusts to demand as trade flow normalizes • Expect CLX volume to approximate 2018 level – Expect stronger 1H19 than last year – 3Q19 and 4Q19 to reflect more traditional level of activity • CLX average rates to approach the levels achieved in 2018 • Expect another strong year for Matson’s highly differentiated service 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Q1 Q2 Q3 Q4 2018 2019

10 First Quarter 2019 Earnings Conference Call Guam Service First Quarter 2019 Performance • Container volume increased 4.1% – Primarily due to typhoon relief-related volume • Market was flat YoY Container Volume (FEU Basis) Full Year 2019 Outlook • Expect modestly lower volume as highly competitive environment remains • Matson’s transit advantage expected to remain with significantly better on-time performance 3,000 3,500 4,000 4,500 5,000 5,500 Q1 Q2 Q3 Q4 2018 2019

11 First Quarter 2019 Earnings Conference Call Alaska Service First Quarter 2019 Performance • Container volume decreased 5.7% YoY – TOTE dry-dock volume in 1Q 2018 – One less NB sailing • Modest market growth supported by improving economic indicators in Alaska Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 Q1 Q2 Q3 Q4 2018 2019 Full Year 2019 Outlook • Expect volume to be modestly higher than the level achieved in 2018 – Improvement in NB volume as economic conditions improve – Stronger SB seafood harvest levels than in 2018 Note: 1Q 2018 volume figure includes volume related to a competitor’s vessel dry- docking.

12 First Quarter 2019 Earnings Conference Call SSAT Joint Venture First Quarter 2019 Performance • Terminal joint venture contribution was $8.5 million, $2.0 million lower than last year – YoY decline primarily due to the absence of favorable one-time items in the year ago period – Higher YoY lift volume Equity in Income of Joint Venture $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 Q1 Q2 Q3 Q4 $ in millions 2018 2019 Full Year 2019 Outlook • Expect terminal joint venture contribution to be lower than the 2018 level, which was a historic high – Normalization of import volume on the U.S. West Coast • SSAT is the premier stevedore on the U.S. West Coast • In April, Matson moved to T-5 in Seattle, SSAT’s 8th terminal facility on the U.S. West Coast Note: 1Q 2018 equity in income of JV includes favorable one-time items.

13 First Quarter 2019 Earnings Conference Call Matson Logistics First Quarter 2019 Performance • Operating income increased $3.9 million YoY to $8.1 million – All service lines performed well – YoY increase primarily driven by transportation brokerage and Span Alaska Operating Income Full Year 2019 Outlook • Expect FY 2019 operating income to be moderately higher than 2018 level of $32.7 million, which was a historic high • Expect 2Q 2019 operating income to be modestly higher than the $9.5 million achieved in the prior year period $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 Q1 Q2 Q3 Q4 $ in millions 2018 2019

14 First Quarter 2019 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Includes a non-cash tax expense reversal of $2.9 million resulting from discrete adjustments in applying the provisions of the Tax Cuts and Jobs Act of 2017 (“Tax Act”). (2) Includes a non-cash tax expense of $3.3 million resulting from discrete adjustments in applying the provisions of the Tax Act. First Quarter Quarters Ended 3/31 D ($ in millions, except per share data) 2019 2018 $ % Revenue Ocean Transportation $ 397.9 $ 379.3 $ 18.6 4.9% Logistics 134.5 132.1 2.4 1.8% Total Revenue $ 532.4 $ 511.4 $ 21.0 4.1% Operating Income Ocean Transportation $ 9.4 $ 24.5 ($ 15.1) -61.6% Logistics 8.1 4.2 3.9 92.9% Total Operating Income $ 17.5 $ 28.7 ($ 11.2) -39.0% Interest Expense (4.6) (5.0) Other income (expense), net 0.6 0.8 Income Taxes (1.0) (10.3) Net Income $ 12.5 $ 14.2 GAAP EPS, diluted $ 0.29 $ 0.33 $ 31.2 $ 32.6 ($ 1.4) (4.3)% EBITDA $ 49.3 $ 62.1 ($ 12.8) (20.6)% Depreciation and Amortization (incl. dry-dock amortization) (2)(1)

15 First Quarter 2019 Earnings Conference Call Cash Generation and Uses of Cash ($ 50.0) $ 50.0 $ 150.0 $ 250.0 $ 350.0 $ 450.0 $ 550.0 Cash Flow from Operations Proceeds from Sale-Leasebacks Other Cash Flows Debt Repayment Maint. Capex New Vessel Capex (1) Dividends Net increase in cash $ in millions Last Twelve Months Ended March 31, 2019 $ 308.5 $ 134.4 ($ 35.4) ($ 63.0) ($ 301.8) ($ 35.8) $ 10.6 $ 3.7 (1) Includes capitalized interest and owner’s items.

16 First Quarter 2019 Earnings Conference Call Financial Results – Summary Balance Sheet • Total debt of $868.1 million • Net debt of $852.7 million • Net debt-to-LTM EBITDA of 3.0x See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. Debt Levels($ in millions) ASSETS Cash and cash equivalents $ 15.4 $ 19.6 Other current assets 291.2 298.8 Total current assets 306.6 318.4 Investment in Terminal Joint Venture 91.3 87.0 Property and equipment, net 1,386.2 1,366.6 Intangible assets, net 211.2 214.0 Goodwill 327.8 327.8 Other long-term assets 353.7 116.6 Total assets $ 2,676.8 $ 2,430.4 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 45.2 $ 42.1 Other current liabilities 365.9 328.7 Total current liabilities 411.1 370.8 Long-term debt 822.9 814.3 Other long-term liabilities 679.8 490.0 Total long-term liabilities 1,502.7 1,304.3 Total shareholders’ equity 763.0 755.3 Total liabilities and shareholders’ equity $ 2,676.8 $ 2,430.4 March 31, December 31, 2019 2018 New Lease Accounting • Operating lease right of use assets in long-term assets • Short-term and long-term operating lease liabilities • No impact on leverage covenants

17 First Quarter 2019 Earnings Conference Call Percent of Completion(2) Current Delivery Timing Lurline 85% 4Q ’19 Matsonia 18% 3Q ’20 New Vessel Payments and Percent of Completion Actual and Estimated Vessel Progress Payments(3) FY 2019 ($ in millions) 1Q(1) Cash Capital Expenditures $ 16.2 Capitalized Interest 4.7 Capitalized Vessel Construction Expenditures $ 20.9 ($ in millions) Cumulative through 03/31/19 Remaining 9-months 2019 FY 2020 Total Two Aloha Class Containerships (4) $ 400.3 $ 4.3 $ 4.0 $ 408.6 Two Kanaloa Class Con-Ro Vessels 290.7 168.2 57.8 516.7 Total New Vessel Progress Payments $ 691.0 $ 172.5 $ 61.8 $ 925.3 House top installation on Lurline, April 2019. Updated Vessel Timing and Percent of Completion Vessel Construction Expenditures (1) Excludes $4.0 million in restricted cash related to final milestone payment and other cost items on Kaimana Hila. (2) As of May 3, 2019. (3) Excludes owner’s items, capitalized interest and other cost items associated with final milestone payments. (4) Remaining progress payments on Aloha Class vessels held in restricted cash on balance sheet.

18 First Quarter 2019 Earnings Conference Call 2019 Outlook FY 2019 Outlook Items Full Year Second Quarter Operating Income: Ocean Transportation To approximate $131.1 million achieved in FY 2018 after adjusting 2018 result for full year impact of vessel sale-leaseback Moderately lower than the 2Q18 level of $36.5 million Logistics Moderately higher than FY 2018 level of $32.7 million Modestly higher than the 2Q18 level of $9.5 million Depreciation and Amortization Approximately $130 million, including $35 million in dry-dock amortization - EBITDA To approximate $288 million or higher than 2018 level after adjusting 2018 result for full year impact of vessel sale-leaseback - Other Income/(Expense) Approximately $2.7 million - Interest Expense (excluding capitalized interest) Approximately $25 million - GAAP Effective Tax Rate Approximately 26%, excluding positive non-cash tax adjustment of $2.9 million in 1Q 2019 -

19 First Quarter 2019 Earnings Conference Call Actual and Estimated Other Capital Expenditures ($ in millions) Actual and Estimated Other Capital Expenditures (including maintenance capex)(1) $55.0 $62.6 $120.0 $85.0 $27.0 2017 2018 2019E 2020E (1) Cost and timing of projects subject to change. Key Projects: • Sand Island cranes and related infrastructure – Cost ~ $60 million – Timing: 2018 to 2020 • 6 scrubbers (5 CLX vessels and Maunalei) – Cost ~$9-10 million per vessel – Timing: 2019 and 2020 • New Span Alaska facility in Anchorage – Cost ~ $26 million – Timing: 2018 and 2019 Maintenance capex target of ~$50 million 3 new scrubbers approved

20 First Quarter 2019 Earnings Conference Call Appendix

21 First Quarter 2019 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.